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                                                                   EXHIBIT J (i)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" in the prospectuses included in Post-Efective Amendment No. 31 to the Registration Statement (Form N-1A No. 811-
5669) of Fifth Third Funds and to the use of our report dated September 22, 1999 incorporated by references therein.

                                                            ERNST & YOUNG LLP

Cincinnati, Ohio
November 29, 1999